UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40594	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Virtual Business Update
As previously announced, Phillips Edison & Company, Inc. (the “Company”) will host a virtual Business Update on Wednesday, December 17, 2025, beginning at 12:00 p.m. Eastern Time. Interested parties can access the webcast at https://app.webinar.net/Lbx8EankOrM. For those unable to listen to the live broadcast, an archive of the webcast will be available on the Company’s investor relations website. A copy of the slides that will be used in the presentation at the virtual Business Update are also available on the Company’s investor relations website.

2025 Guidance

In connection with its virtual Business Update, the Company is updating its previously announced guidance for the 2025 fiscal year, summarized in the table below, which is based on the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2025. These statements are forward-looking and actual results could differ materially depending on market conditions.

(in thousands, except per share amounts)	Updated Full Year 2025 Guidance	Previous Full Year 2025 Guidance
Net income per share	$0.80 - $0.81	$0.62 - $0.65
Nareit FFO per share	$2.53 - $2.54	$2.51 - $2.55
Core FFO per share	$2.59 - $2.60	$2.57 - $2.61
Same-Center NOI growth	3.10% - 3.60%	3.10% - 3.60%
Portfolio Activity:
Acquisitions, gross(1)	+/- $400,000	$350,000 - $450,000
Other:
Interest expense, net	$110,000 - $112,000	$108,000 - $116,000
G&A expense	$48,000 - $52,000	$48,000 - $52,000
Non-cash revenue items(2)	$19,000 - $21,000	$19,000 - $21,000
Adjustments for collectibility	$5,000 - $7,000	$5,000 - $7,000
(1)Includes the prorated portion owned through the Company’s unconsolidated joint ventures.
(2)Represents straight-line rental income and net amortization of above- and below-market leases.
A reconciliation of the range of the Company’s estimated net income to estimated Nareit FFO and Core FFO can be found in the Non-GAAP Reconciliations section of the virtual Business Update presentation available on the Company’s investor relations website. The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to its results without unreasonable effort.

2026 Guidance
In connection with its virtual Business Update, the Company is announcing preliminary guidance for the 2026 fiscal year, summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2026. These statements are forward-looking and actual results could differ materially depending on market conditions.

(in thousands, except per share amounts)	Preliminary Full Year 2026 Guidance
Net income per share	$0.74 - $0.77
Nareit FFO per share	$2.65 - $2.71
Core FFO per share	$2.71 - $2.77
Same-Center NOI growth	3.00% - 4.00%
Portfolio Activity:
Acquisitions, gross(1)	$400,000 - $500,000
Other:
Interest expense, net	$117,000 - $127,000
G&A expense	$49,000 - $53,000
Non-cash revenue items(2)	$19,000 - $21,000
Adjustments for collectibility	$5,000 - $8,000
(1)Includes the prorated portion owned through the Company’s unconsolidated joint ventures.
(2)Represents straight-line rental income and net amortization of above- and below-market leases.
A reconciliation of the range of the Company’s estimated net income to estimated Nareit FFO and Core FFO can be found in the Non-GAAP Reconciliations section of the virtual Business Update presentation available on the Company’s investor relations website. The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to its results without unreasonable effort.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished to the SEC, and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. Such statements include, but are not limited to: (a) statements about the Company’s plans, strategies, initiatives, and prospects; (b) statements about the Company’s underwritten incremental yields; and (c) statements about the Company’s future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available shopping centers and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of the Company’s tenants, including, without limitation, their ability to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, the Company’s ability to do so at attractive prices or at all; and (xx) the impact of tariffs and global trade disruptions on the Company, its tenants, and consumers, including the impact on inflation, supply chains, and consumer sentiment.

Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2024 Annual Report on Form 10-K, filed with the SEC on February 11, 2025, which is accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this current report to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: December 17, 2025	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)